Supplement dated February 11, 2016
To Prospectus dated July 27, 2015 for
Protective Variable Annuity II B Series
Issued By
Protective Life Insurance Company
Protective Variable Annuity Separate Account
And

To Prospectus dated July 27, 2015 for
Protective Variable Annuity II B Series NY
Issued By
Protective Life and Annuity Insurance Company
Variable Annuity Account A of Protective Life

This Supplement amends certain information contained in your variable annuity product Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

Effective March 1, 2016, if you have elected an optional SecurePay guaranteed living benefit rider, or if you purchase a SecurePay rider under the RightTime option in the future, we will no longer accept any Purchase Payments received two years or more after the date the SecurePay rider is issued. If we receive a Purchase Payment two years or more after the rider is issued, we will return it to the current address on file for you or as otherwise instructed by you or your authorized representative. If the amount of the Purchase Payment would be sufficient to purchase another variable annuity contract, however, you will be given the option of purchasing a new variable annuity contract.
Also, effective March 1, 2016, if your Contract includes an optional SecurePay rider, any current automatic purchase payment plan will be terminated two years after the SecurePay rider was issued.

Effective March 1, 2016, if you have elected an optional Protective Income Manager guaranteed living benefit rider, or if you purchase a Protective Income Manager rider under the RightTime option in the future, we will no longer accept any Purchase Payments received more than 120 days after the date the Protective Income Manager rider is issued. If we receive a Purchase Payment more than 120 days after the Protective Income Manager rider is issued, we will return it to the current address on file for you or as otherwise instructed by you or your authorized representative. If the amount of the Purchase Payment would be sufficient to purchase another variable annuity contract, however, you will be given the option of purchasing a new variable annuity contract.
Except as set forth above, we will continue to accept Purchase Payments subject to the terms and conditions set forth in your Prospectus.   If you have any questions regarding this supplement or your SecurePay rider, or Protective Income Manager rider, please contact us toll free at 1-800-456-6330.